Taxes	12 Months Ended
Dec. 31, 2015
Taxes

Note 12

Taxes

The components of income before provision for income taxes are as follows:

	(dollars in millions)
Years Ended December 31,	2015	2014	2013
Domestic	$27,639	$12,992	$28,833
Foreign	601	2,278	444

Total	$28,240	$15,270	$29,277

The components of the provision for income taxes are as follows:

	(dollars in millions)
Years Ended December 31,	2015	2014	2013
Current
Federal	$5,476	$2,657	$(197)
Foreign	70	81	(59)
State and Local	803	668	201

Total	6,349	3,406	(55)

Deferred
Federal	3,377	(51)	5,060
Foreign	9	(9)	8
State and Local	130	(32)	717

Total	3,516	(92)	5,785

Total income tax provision	$9,865	$3,314	$5,730

The following table shows the principal reasons for the difference between the effective income tax rate and the statutory federal income tax rate:

Years Ended December 31,	2015	2014	2013
Statutory federal income tax rate	35.0%	35.0%	35.0%
State and local income tax rate, net of federal tax benefits	2.1	2.7	2.1
Affordable housing credit	(0.5)	(1.0)	(0.6)
Employee benefits including ESOP dividend	(0.4)	(0.7)	(0.4)
Disposition of Omnitel Interest	–	(5.9)	–
Noncontrolling interests	(0.5)	(5.0)	(14.3)
Other, net	(0.8)	(3.4)	(2.2)

Effective income tax rate	34.9%	21.7%	19.6%

The effective income tax rate for 2015 was 34.9% compared to 21.7% for 2014. The increase in the effective income tax rate and provision for income taxes was primarily due to the impact of higher income before income taxes due to severance, pension and benefit credits recorded in 2015 compared to severance, pension and benefit charges recorded in 2014, as well as tax benefits associated with the utilization of certain tax credits in connection with the Omnitel Transaction in 2014.

The effective income tax rate for 2014 was 21.7% compared to 19.6% for 2013. The increase in the effective income tax rate was primarily due to additional income taxes on the incremental income from the Wireless Transaction completed on February 21, 2014 and was partially offset by the utilization of certain tax credits in connection with the Omnitel Transaction in 2014 and the effective income tax rate impact of lower income before income taxes due to severance, pension and benefit charges recorded in 2014 compared to severance, pension and benefit credits recorded in 2013. The decrease in the provision for income taxes was primarily due to lower income before income taxes due to severance, pension and benefit charges recorded in 2014 compared to severance, pension and benefit credits recorded in 2013.

The amounts of cash taxes paid are as follows:

	(dollars in millions)
Years Ended December 31,	2015	2014	2013
Income taxes, net of amounts refunded	$5,293	$4,093	$422
Employment taxes	1,284	1,290	1,282
Property and other taxes	1,868	1,797	2,082

Total	$8,445	$7,180	$3,786

Deferred taxes arise because of differences in the book and tax bases of certain assets and liabilities. Significant components of deferred tax assets and liabilities are as follows:

	(dollars in millions)
At December 31,	2015	2014
Employee benefits	$12,220	$13,350
Tax loss and credit carry forwards	4,099	2,255
Other - assets	2,504	2,247

	18,823	17,852
Valuation allowances	(3,414)	(1,841)

Deferred tax assets	15,409	16,011

Spectrum and other intangible amortization	29,945	28,283
Depreciation	24,725	23,423
Other - liabilities	6,125	5,754

Deferred tax liabilities	60,795	57,460

Net deferred tax liability	$45,386	$41,449

At December 31, 2015, undistributed earnings of our foreign subsidiaries indefinitely invested outside the United States amounted to approximately $1.8 billion. The majority of Verizon’s cash flow is generated from domestic operations and we are not dependent on foreign cash or earnings to meet our funding requirements, nor do we intend to repatriate these undistributed foreign earnings to fund U.S. operations. Furthermore, a portion of these undistributed earnings represent amounts that legally must be kept in reserve in accordance with certain foreign jurisdictional requirements and are unavailable for distribution or repatriation. As a result, we have not provided U.S. deferred taxes on these undistributed earnings because we intend that they will remain indefinitely reinvested outside of the United States and therefore unavailable for use in funding U.S. operations. Determination of the amount of unrecognized deferred taxes related to these undistributed earnings is not practicable.

At December 31, 2015, we had net after-tax loss and credit carry forwards for income tax purposes of approximately $4.1 billion that primarily relate to state and foreign tax losses. Of these net after-tax loss and credit carry forwards, approximately $2.5 billion will expire between 2016 and 2035 and approximately $1.6 billion may be carried forward indefinitely.

During 2015, the valuation allowance increased approximately $1.6 billion primarily as a result of the acquisition of AOL. The balance of the valuation allowance at December 31, 2015 and the 2015 activity is primarily related to state and foreign tax losses.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending balance of unrecognized tax benefits is as follows:

		(dollars in millions)
	2015	2014	2013
Balance at January 1,	$1,823	$2,130	$2,943
Additions based on tax positions related to the current year	194	80	116
Additions for tax positions of prior years	330	627	250
Reductions for tax positions of prior years	(412)	(278)	(801)
Settlements	(79)	(239)	(210)
Lapses of statutes of limitations	(221)	(497)	(168)

Balance at December 31,	$1,635	$1,823	$2,130

Included in the total unrecognized tax benefits at December 31, 2015, 2014 and 2013 is $1.2 billion, $1.3 billion and $1.4 billion, respectively, that if recognized, would favorably affect the effective income tax rate.

We recognized the following net after-tax benefits related to interest and penalties in the provision for income taxes:

Years Ended December 31,	(dollars in millions)
2015	$43
2014	92
2013	33

The after-tax accruals for the payment of interest and penalties in the consolidated balance sheets are as follows:

At December 31,	(dollars in millions)
2015	$125
2014	169

The decrease in unrecognized tax benefits was primarily due to an internal restructure that eliminated certain state unrecognized tax benefits and the expiration of the statute of limitations in various jurisdictions, partially offset by an increase in unrecognized tax benefits related to the acquisition of AOL.

Verizon and/or its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state, local and foreign jurisdictions. As a large taxpayer, we are under audit by the IRS and multiple state and foreign jurisdictions for various open tax years. The IRS is currently examining the Company’s U.S. income tax returns for tax years 2010-2012, Cellco Partnership’s U.S. income tax returns for tax years 2013-2014, and AOL’s U.S. income tax returns for tax years 2011-2012. Tax controversies are ongoing for tax years as early as 2006. The amount of the liability for unrecognized tax benefits will change in the next twelve months due to the expiration of the statute of limitations in various jurisdictions and it is reasonably possible that various current tax examinations will conclude or require reevaluations of the Company’s tax positions during this period. An estimate of the range of the possible change cannot be made until these tax matters are further developed or resolved.